UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 6, 2010
(Date of Report - Date of earliest event reported on)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Derby Road, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)           On July 6, 2010, the Board of Directors of Community Bancorp. (the “Company”) appointed Candace A. Patenaude as the Company’s Principal Accounting Officer, effective immediately.  Ms. Patenaude, age 47, also serves as a Financial Officer and Controller of the Company’s wholly-owned subsidiary, Community National Bank (the “Bank”).  She first joined the Bank in 1989 and previously served in various positions in its Finance Department, including Assistant Cashier from 2004 until her promotion as Controller in 2009.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)           On July 6, 2010, the Company’s Board of Directors adopted Articles of Restatement, the purpose of which was to consolidate into the existing text of the Company’s Articles of Association the text of new Article TWELVE (Provisions Applicable to Certain Business Combinations).  As previously reported in a report on Form 8-K filed with the Commission on May 24, 2010, the shareholders approved Article TWELVE at the annual meeting held on May 18, 2010, and the amendment became effective upon filing with the Vermont Secretary of State on May 24, 2010.  Reference is made to such 8-K filing for a description of the amendment.  The Articles of Restatement did not contain any additional amendment requiring shareholder vote and became effective upon filing with the Vermont Secretary of State on July 9, 2010.

The text of the Company’s Articles of Association, as amended on May 24, 2010 and restated on July 6, 2010, is set forth as Exhibit 3(i) to this report.

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

(a)           On July 6, 2010, the Company’s Board of Directors adopted certain amendments to the Code of Ethics for the CEO and Senior Financial Officers (the “Code of Ethics”).  Among other things, these amendments:

•	Define the term “senior financial officers” to mean the Company’s Chief Financial Officer or its principal accounting officer or controller;
•
Require the covered officers to report to the Company or the Audit Committee any information the officer may have regarding significant deficiencies in the design or operation of the Company’s disclosure or internal controls, or any fraud involving a Company employee, whether or not material; and

•
Prohibit covered officers from taking any action to fraudulently influence, coerce, manipulate or mislead the Company, its personnel or independent auditors for the purpose of rendering the Company’s financial statements misleading, or otherwise concealing or distorting any material fact.

The amended Code of Ethics also requires reporting of various infractions to the Company or the Audit Committee, rather than through the Company’s general counsel.

A copy of the Code of Ethics, as amended, is set forth as Exhibit 14 to this report.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits.  The following exhibits are filed with this report:

3(i)	Articles of Association of Community Bancorp., as amended through May 24, 2010 and restated on July 6, 2010
14	Code of Ethics for CEO and Senior Financial Officers, as amended through July 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: July 12, 2010	/s/ Stephen P. Marsh
Stephen P. Marsh,
President & Chief Executive Officer